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                                                                   EXHIBIT 10.22

          PLAN PARTICIPANTS OF THE DURA AUTOMOTIVE SYSTEMS, INC. 2003
           SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN AS OF MARCH 1, 2005


Participant name:

  David R. Bovee
  Lawrence A. Denton
  John J. Knappenberger
  Milton D. Kniss
  Alfred C. Liddell
  Keith R. Marchiando
  Theresa L. Skotak
  Karl F. Storrie